December 2014

Forward Looking Statements 2 This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are our ability to integrate our acquisitions with our operations and realize the anticipated benefits from the acquisitions, any unexpected costs or delays in connection with the acquisitions, our ability to find oil and natural gas reserves that are economically recoverable, our ability to realize the anticipated benefits from the Fleetwood joint venture, the volatility of oil and natural gas prices, the uncertain economic conditions in the United States and globally, the declines in the values of our properties that have resulted in and may in the future result in additional ceiling test write-downs, our ability to replace reserves and sustain production, our estimate of the sufficiency of our existing capital sources, our ability to raise additional capital to fund cash requirements for future operations, the uncertainties involved in prospect development and property acquisitions or dispositions and in projecting future rates of production or future reserves, the timing of development expenditures and drilling of wells, hurricanes and other natural disasters, changes in laws and regulations as they relate to our operations, including our fracing operations or our operations in the Gulf of Mexico, and the operating hazards attendant to the oil and gas business. In particular, careful consideration should be given to cautionary statements made in the various reports PetroQuest has filed with the Securities and Exchange Commission. PetroQuest undertakes no duty to update or revise these forward-looking statements. Prior to 2010, the Securities and Exchange Commission generally permitted oil and gas companies, in their filings, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Beginning with year-end reserves for 2009, the SEC permits the optional disclosure of probable and possible reserves. We have elected not to disclose our probable and possible reserves in our filings with the SEC. We use the terms “reserve inventory,” “gross unrisked reserves,” “EUR,” “inventory”, “unrisked resource potential” or other descriptions of volumes of hydrocarbons to describe volumes of resources potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines prohibit us from including in filings with the SEC. Estimates of reserve inventory, gross unrisked reserves EUR, inventory or unrisked inventory do not reflect volumes that are demonstrated as being commercially or technically recoverable. Even if commercially or technically recoverable, a significant recovery factor would be applied to these volumes to determine estimates of volumes of proved reserves. Accordingly, these estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the Company. The methodology for estimating unrisked inventory, gross unrisked reserves, EUR or unrisked resource potential may also be different than the methodology and guidelines used by the Society of Petroleum Engineers and is different from the SEC’s guidelines for estimating probable and possible reserves. Version - 2

La Cantera/Thunder Bayou Shallow Fields 3

LaCantera/Thunder Bayou Stratigraphic Cross Sections 4

LaCantera/Thunder Bayou Deeper Pool Tests 5 ERATH FIELD Composite Outline of Field Pay 1.4 TCFE SOUTH ERATH DISCOVERY MID CRIS R HILCORP 2014/2015 SPUD LIVE OAK FIELD 680 BCFG 11.7 MMBO STONE LA MONTANA PROSPECT 2014-15 SPUD LACANTERA DISCOVERY VOLUMES Booked – 103 BCFE 3P - 180 BCFE TIGRE LAGOON/ SOUTH TIGRE LAGOON FIELDS Composite Oultine of Field Pays Cris I, Disc B, Siph d, Planulina 565 BCFE THUNDER BAYOU 202 feet of Net Pay 25,000-30,000 MCF+ liquids

La Cantera Cash Flow Profile (15% NRI) 6 9.3 37.4 60.9 22.9 91.3 150.2 0 10 20 30 40 50 60 70 80 90 100 110 120 130 140 150 160 2012 2013 9M14 $ M M Actual Cumulative Net Cash Flow @ 15% NRI (1) Pro Forma Cumulative Net Cash Flow @ 37% NRI (1) (2) (1) Net revenues less LOE and production taxes (2) Utilizing Thunder Bayou NRI of 37%

(1) Ryder Scott reserves as of 12/31/13; Average daily production for 3Q:14 (2) Net risked resource potential based on Ryder Scott 12/31/13 reserve assumptions; management estimates (3) Excludes PQ #11 well which experienced mechanical issues during completion Our Properties 7 Mid-Con East Texas Gulf Coast 3Q:14 PRODUCTION: 126 Mmcfe/d (1) (71% Long Life) Mid-Con East Texas Gulf Coast RESERVES: 301.8 Bcfe (1) (81% Long Life) Mid-Con East Texas Gulf Coast INVENTORY: 1.9 Tcfe (2) (96% Long Life) Denotes PetroQuest offices Gulf Coast Mid-Con Woodford Shale East Texas Cotton Valley • 3Q:14 production: 42.8 Mmcfe/d (up 178% from the 2Q14) • 2014 wells(3) average IP 11.9 Mmcfe/d • ~30% liquids component enhancing returns (25% C4 / C5) • 3Q:14 production: 46.2 Mmcfe/d • JV and high liquids component enhance project returns • 3Q:14 production: 36.8 Mmcfe/d • Drilling initial well in Fleetwood JV • Thunder Bayou discovery: expected production of 25,000 – 30,000 Mcf/d + liquids in 2Q15

Industry Activity - Cotton Valley Trend 8 Caplis 26H: 9.3 MMcf/d EGP 23: 7.9 MMcf/d Leonard 25H: 6.8MMcf/d Nobles 13H-1: 30.7 MMcf/d Nobles 13H-2: 22.7 MMcf/d Colquitt 20 17H: 16.8 MMcf/d Berry 24H: 12.1 MMcf/d Berry 25H: 11.1 MMcf/d Walton 23H: 10.8 MMcf/d PQ#13: 12.3 MMcf/d PQ#14: 13.5 MMcf/d PQ#15: 11.4 MMcf/d King 25H: 16.6 MMcf/d Minden GU 3H: 10.0 MMcf/d King 20H: 10.7 MMcf/d Biggs 5H: 12.6 MMcf/d Hancock Smith 2H: 11.3 MMcf/d Twomey Heirs: 11.3 MMcf/d Rogers 6H: 11.2 MMcf/d Maddox 10H: 11.0 MMcf/d Lloyd 6H: 10.9 MMcf/d Ritter 4H: 13.7 MMcf/d Crow 2H: 13.2 MMcf/d Pone 7H: 12.2 MMcf/d Hardy Heirs 2H: 13.9 MMcf/d Jarrell 9H: 8.8 MMcf/d Hardy Heirs 1H: 8.4 MMcf/d Relative Rock Quality Comparison Porosity Marcellus (5%) PQ Cotton Valley (10%) Gulf Coast (28%) Permeability Marcellus (.01 MD) PQ Cotton Valley (10 MD) Gulf Coast (1,000 MD)

Cotton Valley Horizontal – Horizontal Uplift 9 Horizontal Completions Realizing 12x EUR Uplift vs. Vertical Wells (1) Excludes PQ #11 well which experienced mechanical issues during completion 0.7 9.0 0 1 2 3 4 5 6 7 8 9 10 61 Vertical Wells 2014 Horizontal Wells (1) A vg . B cfe / We ll

Cotton Valley Horizontal – Moving Up the Curve 10 Improving Well Performance (1) Excludes PQ #11 well which experienced mechanical issues during completion (1) 6.3 7.4 9.1 11.9 0 2 4 6 8 10 12 2011 2012 2013 2014 A ve rag e IP Ra te ( M m cf e \d ) Liquids Mmcf 2014 Horizontal Cotton Valley Results PQ#10 PQ#11 PQ#12 PQ#13 PQ#14 PQ#15 IP Rate (Mmcfe/d) 10.7 7.9 11.7 12.3 13.5 11.4 30 Day Avg. Rate (Mmcfe/d) 9.9 6.7 10.2 13.8 14.5 13.6 60 Day Avg. Rate (Mmcfe/d) 9.1 5.8 8.8 13.4 13.7 13.5 90 Day Avg. Rate (Mmcfe/d) 9.0 TBD 7.7 13.6 11.7 13.0

Cotton Valley Horizontal Economics 11 Assumptions (1) Gross Well Cost ($MM) 6.2 EUR (Bcfe) 9.0 IP Rate (Mmcfe/d) 11.9 % Gas / Liquids 70% / 30% IRR (%) 61% Payback (Yrs) 1.2 (1) 2014 Avg well performance; excluding PQ#11; $4.00 gas / $27.00 NGL Sensitivity to Gas Prices 0 2000 4000 6000 8000 10000 12000 1 1 7 3 3 4 9 6 5 8 1 9 7 1 1 3 1 2 9 1 4 5 1 6 1 1 7 7 1 9 3 2 0 9 2 2 5 2 4 1 2 5 7 2 7 3 2 8 9 3 0 5 3 2 1 3 3 7 3 5 3 3 6 9 3 8 5 4 0 1 4 1 7 4 3 3 4 4 9 4 6 5 4 8 1 M C FP D DAYS FROM FIRST PRODUCTION PQ #9 PQ #10 PQ #12 EUR: 9.8 Bcfe Economic Assumptions 45 55 65 75 $3.75 $4.00 $4.25 IR R - % Horizontal CV Well Economics IRR 49.2% Payback 1.5 IRR 61.2% Payback 1.2 IRR 73.9% Payback 1.0

E. TX - N. LA - East Texas and Nort Louisiana FEET 0 2,496 PETRA 7/15/2014 11:27:20 AM Cotton Valley Horizontal Planned Activity and Inventory 12 PQ 2015 (18 wells) CV Horizontals PQ 2014 (6 wells) CV Horizontals PQ 2011 – 2013 CV Horizontal Wells Near Term Drilling Program Horizontal Cotton Valley Inventory E. TX - N. LA - East Texas and Nort Louisiana FEET 0 2,496 PETRA 7/15/2014 11:27:20 AM PQ 2015 (18 wells) CV Horizontals PQ 2014 (6 wells) CV Horizontals PQ 2011 – 2013 CV Horizontal Wells PQ CV Horizontal well Inventory PQ 2011 – 2013 CV Horizontal Wells PQ 2014 (6 Wells) CV Horizontals PQ 2015 (18 Wells) CV Horizontals Existing CV Vertical Wells PQ 2011 – 2013 CV Horizontal Wells PQ 2014 (6 Wells) CV Horizontals PQ 2015/2016 (18 Wells) CV Horizontals PQ 2011 -2013 CV Horizontal Wells PQ 2014 (6 Wells) CV Horizontals PQ 2015/2016 (18 Wells) CV Horizontals PQ CV Horizontal well Inventory

Cotton Valley Drilling to Unlock NAV 13 48.1 92.5 512.7 0 100 200 300 400 500 600 E. Texas Proved 12/31/13 E. Texas Proved 9/30/2014 Net Risked Potential BCF E (6 New Wells) 92% Growth in reserves YTD

Mid-Continent Woodford Shale

West Relay Field Overview

- We currently have a ~34,000 net JV acre position in the West Relay Field which lies approximately 8 miles to the west of our producing North Relay Field
- Since our development program began at the beginning of 2014 we have successfully drilled and completed 20 gross wells with significantly higher IP rates and % liquids
- PetroQuest pays 25% for a 50% interest in all wells through May 2015 (estimated)


OKLAHOMA
Tulsa
Oklahoma City
Woodford
Shale

PetroQuest 14

Woodford Position – Ramping Up Development 15 Legacy Dry Gas Acreage ~50,000 net JV acres (1) Relay Area (Liquids Rich Gas): • ~34,000 net JV acres (1) • 2 rigs running Hoss Area JV ( Dry Gas): • 38 well program • 2015 (1 rig running) (1) PQ owns approximately 50% of net JV acres

West Relay Program - Strong Initial Results 16 Higher IP Rates and Liquids Mix 36.3% 48.6% 4.6 6.4 0.0 2.0 4.0 6.0 8.0 North Relay (31 well avg.) West Relay (20 well avg.) A ve ra ge I P R at e ( M m cf e \d ) NGLs Gas

Woodford Liquids Rich Gas – West Relay Field 17 Price JV Terms Gas* NGL IRR $ 3.75 $ 23.00 95% $ 4.00 $ 26.00 117% $ 4.25 $ 29.00 145% *Henry Hub JV Terms (1), (2) EUR (Bcfe) 4.6 Gross Well Cost ($MM) 4.0 IP Rate (Mmcfe/d) 7.1 % Gas / Liquids 51% / 49% IRR (%) 117% Payback (Yrs) 1.1 Sensitivity to Gas Prices 50% 75% 100% 125% 150% 175% $3.75 $4.00 $4.25 IRR: 117% Payback: 1.1 years IRR: 145% Payback: 1.0 year IRR: 95% Payback: 1.2 years Economic Assumptions (1) Assumptions based on 17 gross well average historical results to date and management estimates (2) Return and payback assumptions based on $4.00 gas / $26.00 NGL pricing

Gulf Coast – Free Cash Flow Generator 18 Houston Lafayette Areas of Interest: Onshore S. LA / Shallow Water GOM Key Operating Metrics Fleetwood Project Area (1) Cash Flow = Revenues less LOE and severance taxes from GCB (2) 9M14 Capex excludes non-cash Fleetwood accruals Gulf Coast Assets: Free Cash Flow Funds Growth (1)(2) La Cantera / Thunder Bayou Ten Year Drilling Success Rate: 73% PV-10 ($MM) (12/31/13): $ 255 3Q:14 Production (Mmcfe/d) 39 % Gas: 70% % NGL: 21% % Oil: 9% Over $400MM of Free Cash Flow since 2007 0 20 40 60 80 100 120 140 160 180 200 2007 2008 2009 2010 2011 2012 2013 9M14 $ M M Gulf Coast Cash Flow Gulf Coast Capex $40 MM YTD FCF

Fleetwood JV Overview

Fleetwood JV Overview

- Announced a $24 million joint venture agreement to develop a conventional onshore oil play
  - $10MM cash; $14MM carry to earn an average 50% w.i. in partners interest in Fleetwood project area
  - 30,000 gross acre position in West Baton Rouge, Pointe Coupee, Iberville Parishes
  - Includes exclusive rights to ~200 sq. mile 3D license
  - PQ operated(1)



WEST
FELICIANA
EAST
FELICIANA
POINTE
COUPEE
EAST
BATON
ROUGE
Fleetwood
Area
WEST
BATON
ROUGE
ST MARTIN

Widgeon

- Repeatable, oil focused horizontal play (25% w.i.; operated)
- $5.5 - $6.5 million D&C cost (8/8th's)
- 40 gross (10 net) drilling locations identified
- Net unrisked reserve potential of ~ 3.8 Mmboe (86% oil)
- Additional leasing opportunities available with early success
- 13 nearby vertical wells have an average EUR of 80 Mboe / well
- Uplift with horizontal well estimated at 3x – 5x

Mallard

- Lower Wilcox Prospect (25% w.i.; non-operated)
- ~$12.0 million D&C cost (8/8th's)
- 20,000 foot single pipe test of a 4-way closure
- Net unrisked reserve potential of ~ 75 Bcfe
- Currently drilling at 11,300 feet

(1) PetroQuest expects to operate all but one of the drilling projects

PetroQuest 19

PQ Operated Gulf Coast Drilling Summary Prospect WI Total Depth Gross Unrisked Reserves Spud Date Mallard (Fleetwood; Non-operated) 25% 20,000’ 300 Bcfe Drilling Widgeon (Fleetwood) (40 potential future locations) 25% 10,000’ 19,000 Mboe Jan 15 Gadwall (Fleetwood) 50% 15,000’ 62 Bcfe 2H15 Pintail (Fleetwood) 50% 9,700’ 72 Bcfe 2H15 20 Prospect NRI First Production Feet of Pay I.P. Rate Thibodeaux #1(La Cantera Prospect) 15% March 12 248’ Net TVD 36,000 Mcfe Broussard Estates #2 (La Cantera Prospect) 15% Sept 12 310’ Net TVD 52,000 Mcfe Broussard Estates #3 (La Cantera Prospect) 15% May 13 54’ Net TVD 35,000 Mcfe Craft Farms 41% June 11 33’ Net TVD 4,000 Mcfe SS 72 #1 45% Oct 11 57’ Net TVD 444 Boe SS 72 #2 45% Jan 12 50’ Net TVD 130 Boe SS 72 #3 45% Jan 12 135’ Net TVD 565 Boe SS 72 #4 45% 2015 34’ Net TVD TBD Tokay – SS72 80% Nov 13 209’ Net TVD 7,300 Mcfe Eagle Crest 47% Aug 14 29’ Net TVD 877 Boe Thunder Bayou 37% 2Q15 202’ Net TVD 25,000 – 30,000 Mcf + Liquids Near-Term Activity Recent Projects

Leverage and Liquidity Profile 21 Debt Maturities 2013 3Q14 Target Debt to EBITDA (1)(4) 2.9X 2.7X ~2.0X Interest Coverage (2) (4) 3.5X 4.7X ~5.0X Debt to Proved Mcfe (5) $1.41 $1.40 ~ $1.00 (1) EBITDA calculated as TTM 9/30/2014 and TTM 12/31/13 (2) Interest calculated as interest expense + capitalized interest annualized (3) Liquidity calculated as sum of cash and availability under borrowing base (4) See reconciliation of EBITDA to net income on appendix 2 (5) Proved reserves as of 12/31/13 and Debt as of 9/30/2014 (6) Currently callable @ 105 Debt Ratios $- $- $72.5 $350.0 $0 $50 $100 $150 $200 $250 $300 $350 $400 2014 2015 2016 2017 Credit Facility – Oct 2016 10% Senior Notes – Sept 2017 (6)

22 Liquids Production Will Drive Cash Margin Expansion Bbls/d of Oil Bbls/d of NGLs Product Diversification – Gas to Liquids 3,889 1000 2000 3000 4000 5000 6000 7000 2011 2012 1H13 2H13 1H14 2H14* 2,612 2,964 3,472 4,593 GOM Acquisition 6,221 B ar re ls of L iq u id s/D ay * Actual 3Q14 and mid-point of guidance for 4Q14 5,180

Operating & Financial Metrics $142 $128 $183 $103.9 $177.6 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2011 2012 2013 9M13 9M14 21 Revenue ($MM) Discretionary Cash Flow ($MM) (1) $93.4 $77.4 $92.6 $65.2 $100.0 $50 $60 $70 $80 $90 $100 2011 2012 2013 9M13 9M14 Avg. Net Daily Production (Mmcfe/d) PV-10 ($MM) (2) - 20 40 60 80 100 120 140 2011 2012 2013 2014E NGLs Oil Gas 93 104 119 (3) 83 $341 $239 $475 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2011 2012 2013 (1) Please see reconciliation of discretionary cash flow in appendix 3 (2) Please see the Company’s annual 10-K for a reconciliation of PV-10 to standardized measure (3) Based on actual through 9/30/14 and the mid-point of guidance for 4Q14

The Opportunity  GROWTH: Positioned to post record reserves and production in 2014  VALUE: Currently trading at 1.8x analyst 2015E cash flow estimate (1)  CATALYSTS:  High impact Gulf Coast projects  Significant leverage to emerging Cotton Valley play  Balanced, diversified asset portfolio  Growth in all 3 core basins – Mid-Con, East Texas, Gulf Coast/GOM  81% proved reserves in long-life basins (2)  71% production in long-life basins (3)  139% liquids growth (2012-2014E) 24 (1) Thomson Reuters estimate as of 11/28/2014 (2) December 2013 (3) 3Q14

25 Appendix

Appendix 1 - Hedging Positions 26 Natural Gas Daily Hedged Volumes (Mmbtu) Price 2014 10,000 $4.08 2014 10,000 $4.00 2014 20,000 $4.20 Mar14 – Dec14 5,000 $4.29 2015 10,000 $4.16 2015 5,000 $4.00 Oil Daily Hedged Volumes (Bbls) Price 2014 400 $101.15 (1) 2014 350 $93.26 (2) Jul14 – Dec14 250 $100.90 (1) (1) LLS Index (2) WTI Index NGL (Natural Gasoline) Daily Hedged Volumes (Mmbtu) Price Jul14 – Dec14 100 $91.56

Appendix – 2

($ in thousands)	2010	2011	2012	9M13	4Q13	2013	9M14
Net Income (Loss)	$41,987	$5,409	($137,218)	$6,652	$2,291	$8,943	$24,306
Income tax expense (benefit)	1,630	(1,810)	1,636	(474)	794	320	(389)
Interest expense & dividends	15,091	14,787	14,947	17,905	9,120	27,025	25,920
Depreciation, depletion, and amortization	59,326	58,243	60,689	49,882	21,563	71,445	64,424
Loss on early extinguishment of debt	5,973	-	-	-	-	-	-
Non cash stock compensation	7,137	4,833	6,910	3,105	1,111	4,216	4,025
Non cash gain on legal settlement	(4,164)	-	-	-	-	-	-
Accretion of asset retirement obligation	1,306	2,049	2,078	1,203	550	1,753	2,223
Derivative (income) expense	-	-	233	(202)	(31)	(233)	-
Ceiling test writedown	18,907	18,907	137,100	-	-	-	-
Adjusted EBITDA	$128,286	$102,418	$86,375	$78,071	$35,398	$113,469	$120,509

- Adjusted EBITDA represents net income (loss) before income tax, interest expense (net), dividends, depreciation, depletion, amortization, non-cash stock compensation expense, gain on sale of gathering assets, accretion of asset retirement, non-cash derivative expense, ceiling test writedowns and loss on early extinguishment of debt and non-cash legal settlement. We have reported Adjusted EBITDA because we believe Adjusted EBITDA is a measure commonly reported and widely used by investors as an indicator of a company's operating performance. We believe Adjusted EBITDA assists such investors in comparing a company's performance on a consistent basis without regard to depreciation, depletion and amortization, which can vary significantly depending upon accounting methods or nonoperating factors such as historical cost. Adjusted EBITDA is not a calculation based on generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income in measuring our performance or used as an exclusive measure of cash flow because it does not consider the impact of working capital growth, capital expenditures, debt principal reductions and other sources and uses of cash which are disclosed in our consolidated statements of cash flows. Investors should carefully consider the specific items included in our computation of Adjusted EBITDA. While Adjusted EBITDA has been disclosed herein to permit a more complete comparative analysis of our operating performance relative to other companies, investors should be cautioned that Adjusted EBITDA as reported by us may not be comparable in all instances to Adjusted EBITDA as reported by other companies. Adjusted EBITDA amounts may not be fully available for management's discretionary use, due to certain requirements to conserve funds for capital expenditures, debt service and other commitments, and therefore management relies primarily on our GAAP results.

- Adjusted EBITDA is not intended to represent net income as defined by GAAP and such information should not be considered as an alternative to net income, cash flow from operations or any other measure of performance prescribed by GAAP in the United States. The above table reconciles net income (loss) to Adjusted EBITDA for the periods presented.

PetroQuest 27

Appendix 3 - Discretionary Cash Flow Reconciliation

($ in thousands)	2011	2012	9M13	4Q13	2013	9M14
Net income (loss)	$10,548	($132,079)	$10,506	$3,576	$14,082	$28,160
Reconciling items:						
Deferred tax expense (benefit)	(1,810)	1,636	(474)	794	320	(389)
Depreciation, depletion and amortization	58,243	60,689	49,882	21,563	71,445	64,424
Non-cash share based compensation	4,833	6,910	3,105	1,111	4,216	4,025
Ceiling test write down	18,907	137,100	-	-	-	-
Accretion of asset retirement obligation	2,049	2,078	1,203	550	1,753	2,223
Other	625	1,114	936	304	1,240	1,636
Discretionary cash flow	$93,395	$77,448	$65,158	$27,898	$93,056	$100,079
Changes in working capital accounts	26,686	13,770	(29,834)	(168)	(29,867)	(28,684)
Settlement of asset retirement obligations	(905)	(2,627)	(2,415)	(920)	(3,335)	(2,902)
Net cash flow provided by operating activities	$119,176	$88,591	$32,909	$26,810	$59,854	$125,861

Note: Management believes that discretionary cash flow is relevant and useful information, which is commonly used by analysts, investors and other interested parties in the oil and gas industry as a financial indicator of an oil and gas company's ability to generate cash used to internally fund exploration and development activities and to service debt. Discretionary cash flow is not a measure of financial performance prepared in accordance with generally accepted accounting principles ("GAAP") and should not be considered in isolation or as an alternative to net cash flow provided by operating activities. In addition, since discretionary cash flow is not a term defined by GAAP, it might not be comparable to similarly titled measures used by other companies.

PetroQuest 28

Appendix 4 -Fleetwood – Widgeon Sensitivity to Well Cost 29 Widgeon IRR - Sensitivity to Well Cost 0% 10% 20% 30% 40% 50% 60% 70% 80% $5.5 $6.0 $6.5 IR R Capital, MM$ 400 MBO 300 MBO 200 MBO

Appendix 5 - Woodford Dry Gas – Hoss Field Joint Venture 30 Price JV Terms Gas* IRR $ 3.75 55% $ 4.00 65% $ 4.25 70% *Henry Hub JV Terms (1), (2) EUR (Bcf) 4.3 Gross Well Cost ($MM) 5.0 IP Rate (Mmcf/d) 4.0 % Gas 100% IRR (%) 65% Payback (Yrs) 1.4 • 38 dry gas wells included in new joint venture • JV provides extremely beneficial cost sharing provisions for PQ • Drilling in progress Sensitivity to Gas Prices 20% 40% 60% 80% 100% 120% $3.75 $4.00 $4.25 IRR: 70% Payback: IRR: 65% Payback: 1.4 years IRR: 55% Payback: 1.5 years Economic Assumptions Hoss Joint Venture Agreement (1) Assumptions based on average historical results to date and management estimates (2) Return and payback assumptions based on $4.00 gas

Appendix 6 - La Cantera Development 31 15,000 MCF/D + 250 Bbls of oil Lower Cris R-1 Lower Cris R-2, Lobe A Lower Cris R-2, Lobe B Lower Cris R-2, Lobe C (CURRENTLY PRODUCING) (CURRENTLY PRODUCING) ~200 feet of potential pay (CURRENTLY PRODUCING) 18,000 MCF/D + 350 Bbls of oil 4,000 MCF/D + 100 Bbls of oil 34,000 MCF/D + 700 Bbls of oil

Appendix 7 - Panola County Cotton Valley – Room to Run 32 Legend Cotton Valley Wells PQ CV Vertical Wells PQ CV Horizontal Wells PQ Area of Mutual Interest Carthage Field Area – 4.4 TCF of Unrisked Resource Potential 2.2 Tcfe of CV/TP/Bossier Unrisked Resource Potential

Company Information 33 400 East Kaliste Saloom Road, Suite 6000 Lafayette, Louisiana 70508 Phone: (337) 232-7028 Fax: (337) 232-0044 www.petroquest.com This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are our ability to integrate our acquisitions with our operations and realize the anticipated benefits from the acquisitions, any unexpected costs or delays in connection with the acquisitions, our ability to find oil and natural gas reserves that are economically recoverable, our ability to realize the anticipated benefits from the Fleetwood joint venture, the volatility of oil and natural gas prices, the uncertain economic conditions in the United States and globally, the declines in the values of our properties that have resulted in and may in the future result in additional ceiling test write-downs, our ability to replace reserves and sustain production, our estimate of the sufficiency of our existing capital sources, our ability to raise additional capital to fund cash requirements for future operations, the uncertainties involved in prospect development and property acquisitions or dispositions and in projecting future rates of production or future reserves, the timing of development expenditures and drilling of wells, hurricanes and other natural disasters, changes in laws and regulations as they relate to our operations, including our fracing operations or our operations in the Gulf of Mexico, and the operating hazards attendant to the oil and gas business. In particular, careful consideration should be given to cautionary statements made in the various reports PetroQuest has filed with the Securities and Exchange Commission. PetroQuest undertakes no duty to update or revise these forward-looking statements. Prior to 2010, the Securities and Exchange Commission generally permitted oil and gas companies, in their filings, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Beginning with year-end reserves for 2009, the SEC permits the optional disclosure of probable and possible reserves. We have elected not to disclose our probable and possible reserves in our filings with the SEC. We use the terms “reserve inventory,” “gross unrisked reserves,” “EUR,” “inventory”, “unrisked resource potential” or other descriptions of volumes of hydrocarbons to describe volumes of resources potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines prohibit us from including in filings with the SEC. Estimates of reserve inventory, gross unrisked reserves EUR, inventory or unrisked inventory do not reflect volumes that are demonstrated as being commercially or technically recoverable. Even if commercially or technically recoverable, a significant recovery factor would be applied to these volumes to determine estimates of volumes of proved reserves. Accordingly, these estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the Company. The methodology for estimating unrisked inventory, gross unrisked reserves, EUR or unrisked resource potential may also be different than the methodology and guidelines used by the Society of Petroleum Engineers and is different from the SEC’s guidelines for estimating probable and possible reserves. Version - 2